TAXES BASED ON INCOME	12 Months Ended
Jan. 02, 2016
Taxes Based on Income
Taxes Based On Income

NOTE 14. TAXES BASED ON INCOME

Taxes based on income (loss) were as follows:

(In millions)	2015	2014	2013

Current:
U.S. federal tax	$26.4	$14.5	$1.9
State taxes	(.1)	(.2)	.3
International taxes	92.7	116.0	114.0

	119.0	130.3	116.2

Deferred:
U.S. federal tax	6.3	(16.1)	(11.1)
State taxes	.5	1.9	7.4
International taxes	8.7	(2.6)	11.8

	15.5	(16.8)	8.1

Provision for income taxes	$134.5	$113.5	$124.3

        The principal items accounting for the difference between taxes computed at the U.S. statutory rate and taxes recorded were as follows:

(In millions)	2015	2014	2013

Computed tax at 35% of income before taxes	$143.1	$126.2	$128.1
Increase (decrease) in taxes resulting from:
State taxes, net of federal tax benefit	1.3	1.4	2.4
Foreign earnings taxed at different rates (1)	(7.5)	(14.9)	(12.6)
Valuation allowance	.9	9.9	1.8
Corporate-owned life insurance	(1.9)	(4.2)	(6.9)
U.S. federal research and development tax credits	(2.6)	(1.6)	(7.0)
Tax contingencies and audit settlements	5.1	(1.5)	21.9
Other items, net	(3.9)	(1.8)	(3.4)

Provision for income taxes	$134.5	$113.5	$124.3

(1)	Included foreign earnings taxed in the U.S., net of credits, for all years.

        Income (loss) from continuing operations before taxes from our U.S. and international operations was as follows:

(In millions)	2015	2014	2013

U.S.	$33.9	$(.1)	$(33.3)
International	375.0	360.9	399.3

Income from continuing operations before taxes	$408.9	$360.8	$366.0

        The effective tax rate for continuing operations was 32.9%, 31.5%, and 34% for fiscal years 2015, 2014, and 2013, respectively.

        The 2015 effective tax rate for continuing operations included the following: tax expense of $20 million associated with the tax cost to repatriate non-permanently reinvested 2015 earnings of certain foreign subsidiaries; tax benefits for changes in certain tax reserves, including interest and penalties, of $5.8 million resulting from settlements of audits and $8.2 million resulting from lapses and statute expirations; and a tax benefit of $2.6 million from the extension of the federal research and development credit.

        The 2014 effective tax rate for continuing operations included the following: tax benefits for changes in certain tax reserves, including interest and penalties, of $10.2 million resulting from settlements of audits and $18.1 million resulting from lapses and statute expirations; a repatriation tax benefit of $9.8 million related to certain foreign losses; tax expense of $9.1 million from the taxable inclusion of a net foreign currency gain related to the revaluation of certain intercompany loans; tax expense of $10.6 million related to our change in estimate of the potential outcome of uncertain tax issues in China and Germany; and state tax expense of $2.5 million primarily related to gains arising as a result of certain foreign reorganizations.

        The 2013 effective tax rate for continuing operations reflected $11 million of benefit from adjustments to federal income tax, primarily due to the enactment of the American Taxpayer Relief Act of 2012 ("ATRA"), and $24.9 million of net expense related to changes in certain tax reserves and valuation allowances. Additionally, the effective tax rate for 2013 reflected a benefit of $11.2 million from favorable tax rates on certain earnings from our operations in lower-tax jurisdictions throughout the world, offset by $12.1 million of expense related to the accrual of U.S. taxes on certain foreign earnings.

        On December 18, 2015, the Protecting Americans from Tax Hikes Act of 2015 ("PATH Act") was enacted, which included a provision making permanent the federal research and development credit for tax years 2015 and beyond. The PATH Act also retroactively extended the controlled foreign corporation ("CFC") look-through rule that had expired on December 31, 2014. For periods in which the look-though rule was effective, U.S. federal income tax on certain dividends, interest, rents, and royalties received or accrued by a CFC of a U.S. multinational enterprise from a related CFC are deferred. The retroactive effects of the extension of the CFC look-through rule did not have a material impact on our effective tax rate or operating results. The extension of the CFC look-through rule is currently scheduled to expire on December 31, 2019.

        Deferred income taxes have not been provided on approximately $1.9 billion of undistributed earnings of foreign subsidiaries as of January 2, 2016 since these amounts are intended to be indefinitely reinvested in foreign operations. It is not practicable to calculate the deferred taxes associated with these earnings because of the variability of multiple factors that would need to be assessed at the time of any assumed repatriation; however, foreign tax credits would likely be available to reduce federal income taxes in the event of distribution. In making this assertion, we evaluate, among other factors, the profitability of our U.S. and foreign operations and the need for cash within and outside the U.S., including cash requirements for capital improvements, acquisitions, market expansion, dividends, and stock repurchases.

        Deferred income taxes reflect the temporary differences between the amounts at which assets and liabilities are recorded for financial reporting purposes and the amounts utilized for tax purposes. The primary components of the temporary differences that gave rise to our deferred tax assets and liabilities were as follows:

(In millions)	2015	2014

Accrued expenses not currently deductible	$35.1	$40.9
Net operating losses	253.3	277.7
Tax credit carryforward	114.4	104.2
Postretirement and postemployment benefits	93.2	103.5
Pension costs	148.7	142.9
Inventory reserves	6.9	9.0
Other assets	8.9	12.4
Valuation allowance	(73.0)	(75.0)

Total deferred tax assets (2)	587.5	615.6

Depreciation and amortization	(101.0)	(118.0)
Repatriation accrual (1)	(9.8)	1.9
Foreign operating loss recapture	(108.3)	(118.0)
Other liabilities	(2.9)	(3.0)

Total deferred tax liabilities (2)	(222.0)	(237.1)

Total net deferred tax assets	$365.5	$378.5

(1)

Included in the repatriation accrual as of January 2, 2016 and January 3, 2015 was a net deferred tax liability of $12.5 million and $4.4 million, respectively, associated with the future tax cost to repatriate non-permanently reinvested earnings of our foreign subsidiaries, which is offset by a contra deferred tax liability of $2.7 million and $6.3 million, respectively, related to unrealized foreign exchange losses associated with earnings of our foreign subsidiaries that can be repatriated to the U.S. in future periods without incurring any additional U.S. federal income taxes.

(2)

Reflect gross amounts before jurisdictional netting of deferred tax assets and liabilities. Certain 2014 components have been adjusted for a 2015 change in presentation of the federal deduction of state income taxes.

        A valuation allowance is recorded to reduce deferred tax assets to the amount that is more likely than not to be realized. The valuation allowance at January 2, 2016 and January 3, 2015 was $73 million and $75 million, respectively.

        Net operating loss carryforwards of foreign subsidiaries at January 2, 2016 and January 3, 2015 were $825.8 million and $928.7 million, respectively. Tax credit carryforwards of both domestic and foreign subsidiaries at January 2, 2016 and January 3, 2015 totaled $114.4 million and $104.2 million, respectively. If unused, foreign net operating losses and tax credit carryforwards will expire as follows:

(In millions)	Net Operating Losses (1)	Tax Credits

Expires in 2016	$7.0	$1.1
Expires in 2017	15.7	.1
Expires in 2018	15.4	13.3
Expires in 2019	10.4	33.1
Expires in 2020	5.5	15.9
Expires in 2021	26.2	.3
Expires in 2022	3.5	9.6
Expires in 2023	12.0	5.1
Expires in 2024	4.2	.4
Expires in 2025	1.6	11.4
Expires in 2026	–	1.2
Expires in 2027	.2	.1
Expires in 2028	–	.1
Expires in 2029	–	.1
Expires in 2030	–	.1
Expires in 2031	–	1.7
Expires in 2032	–	4.1
Expires in 2033	–	2.9
Expires in 2034	–	2.5
Expires in 2035	–	2.6
Indefinite life/no expiration	724.1	8.7

Total	$825.8	$114.4

(1)	Net operating losses are presented before tax effect and valuation allowance

        Based on current projections, certain indefinite-lived foreign net operating losses may take up to 50 years to be fully utilized.

        At January 2, 2016, we had net operating loss carryforwards in certain state jurisdictions of $503 million before tax effect. Based on our current ability to generate state taxable income, the majority of these carryforward amounts are highly unlikely to be realized before they expire. Accordingly, a valuation allowance has been recorded on $500 million of the carryforwards.

        We do not anticipate the expected expiration of our remaining tax holidays in Thailand and Vietnam in 2016 to have a material effect on our effective tax rate, operating results, or financial condition.

Unrecognized Tax Benefits

        As of January 2, 2016, our unrecognized tax benefits totaled $107.3 million, $89.0 million of which, if recognized, would reduce our annual effective income tax rate. As of January 3, 2015, our unrecognized tax benefits totaled $122.6 million, $98.7 million of which, if recognized, would reduce our annual effective income tax rate.

        Where applicable, we record potential accrued interest and penalties related to unrecognized tax benefits from our global operations in income tax expense. As a result, we recognized tax expense of $1.3 million, tax benefit of $1.3 million, and tax expense of $2.7 million in the Consolidated Statements of Income in 2015, 2014, and 2013, respectively. We have accrued $26.1 million and $26.7 million for interest and penalties, net of tax benefit, in the Consolidated Balance Sheets at January 2, 2016 and January 3, 2015, respectively.

        A reconciliation of the beginning and ending amounts of unrecognized tax benefits is set forth below:

(In millions)	2015	2014

Balance at beginning of year	$122.6	$137.2
Additions based on tax positions related to the current year	11.1	18.2
Additions for tax positions of prior years	8.7	7.8
Reductions for tax positions of prior years:
Changes in judgment	(12.7)	(1.8)
Settlements	(4.5)	(15.8)
Lapses and statute expirations	(8.6)	(13.8)
Changes due to translation of foreign currencies	(9.3)	(9.2)

Balance at end of year	$107.3	$122.6

        The amount of income taxes we pay is subject to ongoing audits by taxing jurisdictions around the world. Our estimate of the potential outcome of any uncertain tax issue is subject to our assessment of relevant risks, facts, and circumstances existing at that time. We believe that we have adequately provided for reasonably foreseeable outcomes related to these matters. However, our future results may include favorable or unfavorable adjustments to our estimated tax liabilities in the period the assessments are made or resolved, which may impact our effective tax rate. As of the date the 2015 financial statements are being issued, we and our U.S. subsidiaries have completed the Internal Revenue Service's Compliance Assurance Process Program through 2014. We are subject to routine tax examinations in other jurisdictions. With a few exceptions, we are no longer subject to examinations by tax authorities for years prior to 2006.

        It is reasonably possible that, during the next 12 months, we may realize a decrease in our uncertain tax positions, including interest and penalties, of approximately $6 million, primarily as a result of closing tax years.